EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Robin A. Bienfait, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ Robin A. Bienfait
Robin A. Bienfait
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Marcel R. Coutu, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ Marcel R. Coutu
Marcel R. Coutu
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, André R. Desmarais, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ André R. Desmarais
André R. Desmarais
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paul G. Desmarais III, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

                            /s/ Paul G. Desmarais III
Paul G. Desmarais III Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Gary A. Doer, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ Gary A. Doer
Gary A. Doer
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Gregory J. Fleming, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ Gregory J. Fleming
Gregory J. Fleming Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Claude Généreux, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ Claude Généreux
Claude Généreux
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jason P. Lawrence, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles and Judd Thompson, each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2025.

/s/ Jason P. Lawrence
Jason P. Lawrence
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Alain Louvel, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ Alain Louvel
Alain Louvel
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paula B. Madoff, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ Paula B. Madoff
Paula B. Madoff
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. Mahon, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ Paul A. Mahon
Paul A. Mahon
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Christine Mortiz, Senior Vice President & Chief Financial Officer of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ Christine Moritz
Christine Moritz
Senior Vice President & Chief Financial Officer
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Edmund F. Murphy III, President and Chief Executive Officer of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re- substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
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IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ Edmund F. Murphy III
Edmund F. Murphy III
President and Chief Executive Officer
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R. Jeffrey Orr, Chairman of the Board of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
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IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ R. Jeffrey Orr
R. Jeffrey Orr
Chairman of the Board
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, James P. O’Sullivan, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
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IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2025.

/s/ James P. O’Sullivan
James P. O’Sullivan
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Robert L. Reynolds, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ Robert L. Reynolds
Robert L. Reynolds Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Kara Roe, Corporate Controller for Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ Kara Roe
Kara Roe
Corporate Controller
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, T. Timothy Ryan, Jr., a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ T. Timothy Ryan, Jr.
T. Timothy Ryan, Jr. Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jerome J. Selitto, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ Jerome J. Selitto
Jerome J. Selitto
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Dhvani Shah, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ Dhvani Shah
Dhvani Shah
Member, Board of Directors
Empower Annuity Insurance Company of America

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brian E. Walsh, a member of the Board of Directors of Empower Annuity Insurance Company of America (the “Company”), a Colorado corporation, do hereby constitute and appoint Mike Knowles, Kirsty Lieberman, and Judd Thompson, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
FutureFunds Series Account (811-03972)	002-89550
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203627
Variable Annuity-8 Series Account – Empower SecureFoundation II Variable Annuity (811-23050)	333-203628
Empower SecureFoundation Group Fixed Deferred Annuity Contract	333-271172
Empower SecureFoundation Group Fixed Deferred Annuity Certificate	333-264368
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.
333-

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of February, 2024.

/s/ Brian E. Walsh
Brian E. Walsh
Member, Board of Directors
Empower Annuity Insurance Company of America